Exhibit 99.1

COVANTA ANNOUNCES INTERNAL MANAGEMENT CHANGES

Expansion of Responsibilities Sharpens Focus on Growth

MORRISTOWN, N.J., March 20, 2012 — Covanta Holding Corporation (NYSE: CVA) (“Covanta” or the “Company”) today announced several management reassignments within its senior team in order to more sharply focus on organic growth, new technology and project development initiatives. Effective immediately, Messrs. Seth Myones, John Klett and Matthew Mulcahy will take on the roles of Executive Vice President and Chief Operating Officer, Executive Vice President and Chief Technology Officer and Senior Vice President, Head of Corporate Development, respectively.

“Seth, John and Matthew each have long and successful track records with Covanta. This realignment is consistent with our strategy to seek continuous operational improvement and to grow organically while also developing technology and pursuing long-term growth prospects,” said Anthony J. Orlando, Covanta’s President and Chief Executive Officer.

As Chief Operating Officer for the Company, Mr. Myones will be responsible for all of Covanta’s operations, including safety, health and environmental programs, client relations, facility production and energy risk management. In addition, he will be responsible for the Company’s various organic growth initiatives including the expansion of the Covanta 4Recovery waste services business, enhanced metal recovery and innovative efficiency improvements. Myones has been with Covanta since 1989, most recently serving as President of the Americas.

In the newly created role of Chief Technology Officer, Mr. Klett will focus on developing and commercializing new Energy-from-Waste technologies as well as supporting technologies. He will also continue to oversee the Company’s research and development efforts which have successfully commercialized ash conditioning and Low NOx technologies among other achievements. Within this role, Klett will focus on improving and expanding service to existing customers and opening markets for new customers. He has over 40 years of hands-on experience in power plant operation, including 30 years in the Energy-from-Waste industry. He joined Covanta in 1986 and most recently served as Chief Operating Officer.

In his role as Senior Vice President, Head of Corporate Development, Mr. Mulcahy will be responsible for Covanta’s strategy, development and mergers & acquisitions. In this capacity, he will lead the UK and Americas development teams and work closely with Mr. Klett to develop new technology. Mulcahy has been with Covanta since 1990, most recently as Covanta Energy’s Senior Vice President, Development for the Americas.

Commenting on the new appointments, Orlando continued, “I’m confident Seth, John and Matthew will excel in their respective new roles, each focusing on a crucial area of growth. Our organic growth initiatives, as well as new and traditional technology development and project development, will drive our long-term success.”

About Covanta

Covanta Holding Corporation (NYSE: CVA) is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy’s Office of Energy Efficiency and Renewable Energy. Covanta’s 46 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta’s modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into 9 million megawatt hours of clean renewable electricity and create more than 9 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaenergy.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in global markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not successfully grow its business as expected or close its announced or planned acquisitions or projects in development, and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Contacts

Investors

Alan Katz

1.862.345.5456

Clare Rauseo

1.862.345.5236

IR@covantaenergy.com

Media and Photo Requests

James Regan

1.862.345.5216

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